PaineWebber Municipal
Series
Attachment 77O

FORM 10f-3
Municipal Securities

FUND:  PaineWebber New York Tax ?Free
Income  Fund

Record of Securities Purchased Under the
Fund's Rule 10f-3 Procedures

1.	Issuer:  New York State

2.	Date of Purchase:  7-16-98	3.
Date offering commenced:  7-10-98

4.	Underwriters from whom purchased:
Goldman

5.	"Affiliated Underwriter" managing or
participating in syndicate:

	PaineWebber

6.	Aggregate principal amount of
purchase:  $1,000 M

7.	Aggregate principal amount of
offering:  563

8.	Purchase price (net of fees and
expenses):  103.35

9.	Initial public offering price:
103.35

10.	Commission, spread or profit:
	%	$5.00

11.	Have the following conditions been
satisfied?
YES
NO
	a.	The securities are "municipal
securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.


___X___


_______
	b.	The securities were purchased
prior to the end of the first day on which any sales are made

___X___

_______
	c.	The Securities were purchased
at a price not more than the price paid by each other purchaser in the offering.


___X___


_______
	d.	The underwriting was a firm
commitment underwriting.

___X___

_______
	e.         The commission, spread or
profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.



___X___



_______
	f.	The issuer had received an
investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous preparation for less than three years
(including any predecessor), the issue has received on of the three highest ratings from at least one such rating organization.








___X___








_______
	g.         The amount of such
securities purchased by all of the
investment companies advised by Mitchell
Hutchins (or the Fund?s Sub-Adviser, if
applicable) did not exceed 25% of the
principal amount of the offering.




___X___




_______
	h.	No purchases were designated
as group sales or otherwise allocated to the account of any Affiliated Underwriter.


___X____


_______


Note: Refer to Rule 10f-3 Procedures for the definitions of capitalized terms. In particular, ?Affiliated Underwriter? is defined as PaineWebber Group Inc. and any of its affiliates, including PaineWebber incorporated and PaineWebber Puerto Rico.
In the case of a Fund advised by a Sub-
Adviser, ?Affiliated Underwriter? shall
also include any brokerage affiliate of
the Sub-Adviser.

Approved:  R Suy		Date:  7-10-98


FORM 10f-3
Municipal Securities

FUND:  PaineWebber New York Tax ?Free
Income  Fund

Record of Securities Purchased Under the
Fund's Rule 10f-3 Procedures

1.	Issuer:  NYSOA (City)

2.	Date of Purchase:  7-10-98	3.
Date offering commenced:  7-10-98

4.	Underwriters from whom purchased:
Smith Barney

5.	"Affiliated Underwriter" managing or
participating in syndicate:

	PaineWebber

6.	Aggregate principal amount of
purchase:  2,000 M

7.	Aggregate principal amount of
offering:  264

8.	Purchase price (net of fees and
expenses):  94.944

9.	Initial public offering price:
94.944

10.	Commission, spread or profit:
	%	$5.00

11.	Have the following conditions been
satisfied?
YES
NO
	a.	The securities are "municipal
securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.


___X___


_______
	b.	The securities were purchased
prior to the end of the first day on which any sales are made

___X___

_______
	c.	The Securities were purchased
at a price not more than the price paid by each other purchaser in the offering.


___X___


_______
	d.	The underwriting was a firm
commitment underwriting.

___X___

_______
	e.         The commission, spread or
profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.



___X___



_______
	f.	The issuer had received an
investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous preparation for less than three years
(including any predecessor), the issue has received on of the three highest ratings from at least one such rating organization.








___X___








_______
	g.         The amount of such
securities purchased by all of the
investment companies advised by Mitchell
Hutchins (or the Fund?s Sub-Adviser, if
applicable) did not exceed 25% of the
principal amount of the offering.




___X___




_______
	h.	No purchases were designated
as group sales or otherwise allocated to the account of any Affiliated Underwriter.


___X____


_______


Note: Refer to Rule 10f-3 Procedures for the definitions of capitalized terms. In particular, ?Affiliated Underwriter? is defined as PaineWebber Group Inc. and any of its affiliates, including PaineWebber incorporated and PaineWebber Puerto Rico.
In the case of a Fund advised by a Sub-
Adviser, ?Affiliated Underwriter? shall
also include any brokerage affiliate of
the Sub-Adviser.

Approved:  R Suy		Date:  7-10-98

FORM 10f-3
Municipal Securities

FUND:  PaineWebber New York Tax ?Free
Income  Fund

Record of Securities Purchased Under the
Fund's Rule 10f-3 Procedures

1.	Issuer:  LI Power Auth.

2.	Date of Purchase:  5-14-98	3.
Date offering commenced:  5-13-98

4.	Underwriters from whom purchased:
Bear Stearns

5.	"Affiliated Underwriter" managing or
participating in syndicate:

	PaineWebber

6.	Aggregate principal amount of
purchase:  2 M

7.	Aggregate principal amount of
offering:  $3B

8.	Purchase price (net of fees and
expenses):

9.	Initial public offering price:

10.	Commission, spread or profit:
	%	$6.25

11.	Have the following conditions been
satisfied?
YES
NO
	a.	The securities are "municipal
securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.


___X___


_______
	b.	The securities were purchased
prior to the end of the first day on which any sales are made

___X___

_______
	c.	The Securities were purchased
at a price not more than the price paid by each other purchaser in the offering.


___X___


_______
	d.	The underwriting was a firm
commitment underwriting.

___X___

_______
	e.         The commission, spread or
profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.



___X___



_______
	f.	The issuer had received an
investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous preparation for less than three years
(including any predecessor), the issue has received on of the three highest ratings from at least one such rating organization.








___X___








_______
	g.         The amount of such
securities purchased by all of the
investment companies advised by Mitchell
Hutchins (or the Fund?s Sub-Adviser, if
applicable) did not exceed 25% of the
principal amount of the offering.




___X___




_______
	h.	No purchases were designated
as group sales or otherwise allocated to the account of any Affiliated Underwriter.


___X____


_______


Note: Refer to Rule 10f-3 Procedures for the definitions of capitalized terms. In particular, ?Affiliated Underwriter? is defined as PaineWebber Group Inc. and any of its affiliates, including PaineWebber incorporated and PaineWebber Puerto Rico.
In the case of a Fund advised by a Sub-
Adviser, ?Affiliated Underwriter? shall
also include any brokerage affiliate of
the Sub-Adviser.

Approved:  R Suy		Date:  5-14-98


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